UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 17, 2006

Thomas Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22010	72-0843540
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5221 N. O’Connor Blvd., Suite 500
Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (972) 869-3400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

                On March 17, 2006, Thomas Group’s Board of Directors declared a quarterly cash dividend under the annual dividend policy of $0.20 per share approved December 20, 2005.  The record date for the first quarter 2006 cash dividend is March 31, 2006, and the payment date for that dividend is April 13, 2006.  Payments of future dividends under the policy will be at the discretion of the Company’s board of directors after taking into account various factors, including the Company’s financial condition, operating results, and current and anticipated cash needs.

Item 9.01  Financial Statements and Exhibits

                (d) Exhibits

                The following exhibit to the Current Report of Form 8-K is not being filed, but is being furnished pursuant to Item 9.01:

Exhibit Number	Description
99.1	Press Release issued March 21, 2006 entitled “Thomas Group Announces Cash Dividend for First Quarter 2006.”

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas Group, Inc.
(Registrant)

Date:	March 23, 2006	By:	/s/ David English
David English
Vice President & Chief Financial Officer

Exhibit Index

The following exhibit to this current report on Form 8-K is not being filed but are being furnished pursuant to Item 9.01:

Exhibit Number	Description
99.1	Press Release issued March 21, 2006 entitled “Thomas Group Announces Cash Dividend for First Quarter 2006.”

Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact :	Jim Taylor, Chief Executive Officer
972-869-3400
jtaylor@thomasgroup.com

Thomas Group Announces Cash Dividend for First Quarter 2006

Irving, Texas, March 21, 2006 Thomas Group, Inc. (NasdaqCM:TGIS) today announced that on March 17, 2006, Thomas Group’s Board of Directors declared a quarterly cash dividend of $0.05 per common share payable on April 14, 2006 to shareholders of record as of March 31, 2006.

The quarterly dividend was declared under Thomas Group’s annual cash dividend policy of $0.20 per share, payable $0.05 per quarter.  The payment of future cash dividends under the policy are subject to the continuing determination by the board of directors that the policy remains in the best interests of Thomas Group’s shareholders and compliance with laws applicable to the declaration and payment of cash dividends.

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Thomas Group, Inc. is an international, publicly traded operational consulting firm (NasdaqCM:TGIS).  Thomas Group’s unique brand of process improvement and performance management services enable businesses to enhance operations, improve productivity and quality, reduce costs, generate cash and drive higher profitability.  Known as The Results CompanySM, Thomas Group creates and implements customized improvement strategies for sustained performance improvements in all facets of the business enterprise.  Thomas Group has offices in Dallas, Detroit, and Hong Kong.  For additional information on Thomas Group, Inc., please go to http://www.thomasgroup.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act:

Statements in this release that are not strictly historical are “forward looking” statements, which should be considered as subject to the many uncertainties that exist in the Company’s operations and business environment.  These uncertainties, which include economic and business conditions that may impact clients and the Company’s performance-oriented fees, timing of contracts and revenue recognition, competitive and cost factors, and the like, are set forth in the Company’s filings from time to time with the Securities and Exchange Commission, including the Company’s Form 10-K for the year ended December 31, 2004.  Except as required by law, the Company expressly disclaims any intent or obligation to update any forward looking statements.

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